UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 10, 2005

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

          000-18122                                  87-0454148
          ---------                                  ----------
    (Commission File Number)           (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

     On May 10, 2005 the Company entered into a new $1.5 million revolving line of credit agreement (the "Credit Facility") with Citywide Banks. The new Credit Facility has a maturity of one year, is interest bearing at 2% over prime, contains covenants to maintain certain financial statement ratios and is collateralized by essentially all of the assets of ARC Wireless Solutions, Inc ("ARC") and its wholly owned subsidiary Starworks Wireless Inc.("Starworks"), excluding Winncom Technologies Corp.. The borrowing base will be based on a percentage of trade accounts receivable and inventory for ARC and Starworks combined. The new Credit Facility will replace the Wells Fargo Business Credit Accounts Receivable Factoring Facility.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARC WIRELESS SOLUTIONS, INC.


Date: May 12, 2005           By: /s/  Monty R. Lamirato
                                 -----------------------------------------------
                                      Monty R. Lamirato, Chief Financial Officer